                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): OCTOBER 3, 2001

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                          000-30176                            73-1567067
(State or Other Jurisdiction of     (Commission File Number)                 (I.R.S. Employer
Incorporation or Organization)                                             Identification Number)



20 NORTH BROADWAY, SUITE 1500
OKLAHOMA CITY, OKLAHOMA                                                            73102
(Address of Principal Executive Offices)                                         (Zip Code)


       Registrant's telephone number, including area code: (405) 235-3611

ITEM 5.  OTHER EVENTS

         On October 3, 2001, Devon Energy Corporation announced that Devon Financing Corporation, U.L.C. completed a private placement of 10-year notes and 30-year debentures.

         The press release is filed as Exhibit 99 to this Current Report on Form 8-K, and the contents of such Exhibit is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99       Press Release dated October 3, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       DEVON ENERGY CORPORATION


                                       By: /s/ Danny J. Heatly
                                           ------------------------------------
                                           Danny J. Heatly
                                           Vice President

Date:  October 3, 2001

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
 99            Press Release dated October 3, 2001